United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2005
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
230 Third Ave, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) On December 1, 2005, OXiGENE, Inc. (“OXiGENE” or the “Company”) announced that its Board of Directors had expanded the size of the Board to eight members and appointed David (Dai) Chaplin, Ph.D. to serve as a member of the Board and as its Executive Vice Chairman until the 2006 annual meeting of the Company’s stockholders. Dr. Chaplin will continue to maintain his current senior management position as OXiGENE’s Chief Scientific Officer and Head of Research and Development.
Dr. Chaplin, 49, was appointed Chief Scientific Officer and Head of Research and Development of OXiGENE in July 2000. From 1999 to 2000, Dr. Chaplin served as Vice President of Oncology at Aventis Pharma in Paris. Prior to the merger of Rhone Poulenc Rorer (“RPR”) with Hoechst Marion Roussell, Dr. Chaplin was Senior Director of Oncology at RPR from 1998 to 1999. From 1992 to 1998, Dr. Chaplin headed up the Cancer Research Campaign’s (“CRC”) Tumor Microcirculation Group, based at the Gray Laboratory Cancer Research Trust, Mount Vernon Hospital, London. During this time, he was also a member of the CRC Phase I/ II clinical trials committee. Dr. Chaplin also served as Section Head of Cancer Biology at Xenova in the U.K. from 1990 to 1992, and held a senior staff appointment at the British Columbia Cancer Research Centre from 1982 to 1990.
In July 2000, we entered into an employment agreement with Dr. Chaplin with respect to his service as our Chief Scientific Officer and Head of Research and Development. Pursuant to the agreement, Dr. Chaplin receives a base salary of $205,000 per year. In addition, Dr. Chaplin receives a consulting fee of $120,000 per year paid in equal quarterly installments. We may terminate the agreement on six months’ prior notice, and Dr. Chaplin may terminate the agreement on six months’ prior notice. We may also terminate the agreement prior to the end of the term for “cause” as defined in the agreement. In the event of the termination of Dr. Chaplin’s employment following a change in control of OXiGENE, as such term is defined in the agreement, Dr. Chaplin may be entitled to receive a payment of twelve months’ base salary plus any salary owed to him but unpaid as of the date of termination.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated December 1, 2005, reporting appointment of Dr. Chaplin as Executive Vice Chairman of OXiGENE’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005	OXiGENE, Inc.
/s/ James B. Murphy
By: James B. Murphy
Vice President and Chief Financial Officer

EXHIBITS

Exhibit Number	Description

99.1	Press Release dated December 1, 2005, reporting appointment of Dr. Chaplin as Executive Vice Chairman of OXiGENE’s Board of Directors.